Exhibit 99.1

HELMERICH&PAYNE, INC. Meetings with Investors May 6-7, 2019 Data as of 4/24/2019 unless otherwise noted. 19-9378-1C1.1P3

Forward-LookingStatements Forward Looking Statements This presentation contains forward-looking statements within the meaning of the securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as "expect," "look forward to," "anticipate" "intend," "plan," "believe," "seek," "estimate," "will," "project" or words of similar meaning or other similar expressions. Forward-looking statements provide management's current expectations or predictions of future conditions, events or results. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. They may include estimates of revenues, market share, income, effective tax rate, earnings per share, cost savings, capital expenditures, dividends, share repurchases, liquidity, capital structure or other financial items, descriptions of management's plans or objectives for future operations, products or services, or descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect the company's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, the company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions, factors, or expectations, new information, data or methods, future events or other changes, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to a variety of economic, competitive and regulatory factors, many of which are beyond the company's control, that are described in our Annual Report on Form 10-K for the fiscal year ended September 30, 2018 in the sections entitled "Risk Factors“ and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” and additional factors we may describe from time to time in other filings with the Securities and Exchange Commission. You may get such filings for free at our website at https://www.hpinc.com/. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties. Market and Industry Data The data included in this presentation regarding the oil field services industry, including trends in the market and the company's position and the position of its competitors within this industry, are based on the company's estimates, which have been derived from management's knowledge and experience in the industry, and information obtained from customers, trade and business organizations, internal research, publicly-available information, industry publications and surveys and other contacts in the industry. The company has also cited information compiled by industry publications, governmental agencies and publicly-available sources. Although the company believes these third-party sources to be reliable, it has not independently verified the data obtained from these sources and it cannot assure you of the accuracy or completeness of the data. Estimates of market size and relative positions in a market are difficult to develop and inherently uncertain and the company cannot assure you that it is accurate. Accordingly, you should not place undue weight on the industry and market share data presented in this presentation. 1 © HELMERICH & PAYNE, INC. 2019 19-9378-1C1.1P4

H&PInvestment Thesis Industry Leader in U.S. Land Drilling FlexRig® Fleet Poised for Continued Market Share Gains Most Capable and Uniform Fleet • • Outperformed OSX in 8 Out of Last 10* Years Consistent Operational Excellence (Safety, Financial Position and Strength Technology and Innovation Leader Customer Satisfaction, Reliability) • • • Financial Discipline  Invest capital wisely Returns above cost of capital Investments in Super-SpecTM FlexRig upgrades very attractive Maintain flexible balance sheet Return cash to shareholders $1.4 billion in term revenue backlog; ~65% of fleet on term contracts • • • • Dividend  47 Years of Increasing Dividends Strong Yield • • * Source: Bloomberg, based on annual performance of H&P stock compared to the annual performance of the OSX index. 2 © HELMERICH & PAYNE, INC. 2019 19-9378-1C1.1P5

H&P Today Founded in 1920, H&P is the industry’s most trusted drilling partner. Committed to operational excellence and conservative financial discipline, H&P is the recognized industry leader in drilling as well as technological innovation. We are a global drilling company based in Tulsa, OK with operations in all major U.S. onshore basins as well as in South America and the Middle East H&P operates in 4 segments (% of Revenue):    • • • • U.S. Land International Land Offshore H&P Technology - - - - 86%; market leader, poised for continued growth 7%; opportunistic growth 5%; cash flow generator 1%; enhancing value proposition, early growth stage Our unique integrated business model (designing, building/upgrading and operating fleet) provides the best value solution for customers Software acquisitions provide improved wellbore quality and accuracy to meet the challenges of more complex wells Debt-to-cap ~ 10%; Dividend yld ~ 5%    3 © HELMERICH & PAYNE, INC. 2019 19-9378-1C1.1P6

H&P’sWinning Strategy Today’s Focus Points Execute as the dominant U.S. land driller  Grow international business opportunistically  Maintain cash flow generating offshore exposure  Continue to lead industry in technology and innovation bringing value to customers  Maintain and build upon a solid financial foundation  Adapt to changing market conditions  4 © HELMERICH & PAYNE, INC. 2019 19-9378-1C1.1P7

H&P GlobalRig Fleet % Contracted Rigs Available Rigs Contracted U.S. Land AC Drive FlexRigs Super-spec(1) Upgradeable Other 3,000 hp SCR Rigs 350 348 230 47 71 2 220 220 207 8 5 0 63% 63% 90% 17% 7% 0% Offshore 8 6 75% International Land(2) Argentina(3) Bahrain Colombia U.A.E 32 19 3 8 2 17 15 1 1 0 53% 79% 33% 13% 0% Total Fleet 390 243 62% (1) (2) (3) See description of “super-spec” rig later in the slide deck. 10 of 25 FlexRigs, included in the international fleet of 32 rigs, are under long-term contracts, which have greater than or equal to 180 days remaining. Four of the 15 active rigs are being leased (i.e. H&P is not crewing and managing the rigs), and as such the average rig margin per day for those four rigs is lower than our average rig margin per day in the segment. 5 © HELMERICH & PAYNE, INC. 2019 19-9378-1C1.1P8

Competitive Benefitsof Uniform Fleet Uniform fleet creates adaptive environment to reach maximum efficiency for people, equipment and technology Uniform fleet provides consistent and reliable operations in increasingly complex basins Uniform fleet has greater scale than any competitor; ability to upgrade and deploy a total of 277 super-spec FlexRigs in a capital-efficient way without the need to over invest Uniform fleet is efficient and cost advantageous •Crew training and rotation •Parts and supplies - standardized and readily available •Ability to anticipate, identify, control and remove exposures •Minimal downtime for super-spec upgrades, which improves drilling performance and provides higher quality wellbores (7500 psi, 3rd pumps, rack back capacity, etc.) •Center of Excellence provides 24/7 monitoring of rig operations     Uniform fleet supported by H&P-owned supply chain that provides standardized materials directly to rigs  6 © HELMERICH & PAYNE, INC. 2019 19-9378-1C1.1P9

Differentiated from Land Drilling Peers Leading U.S. market share with significant growth trajectory • Approximately 21%* of U.S. land fleet, over 40%* of super-spec fleet, and ~50%* of idle upgradeable rigs  Distinctively situated as the incremental supplier of super-spec rigs • Leveraging position in terms of super-spec supply and pricing  Uniquely positioned to provide E&P companies the rig of choice – “The Right Rig” Uniform design of FlexRig fleet • Low upgrade/build cost • Fungible workforce • Lower maintenance cost and superior uptime • Safety leadership • Standardized FlexRig operating system provides a digital platform Leading technology solutions for wellbore quality and placement • Technological-based subsidiaries providing value to customers and are available to all regardless of drilling contractor used    Most AC drive experience with people, systems and support structures in place to drive high performance and reliability  * Source: RigData, Company Filings 7 © HELMERICH & PAYNE, INC. 2019 19-9378-1C1.1P10

Leading U.S. Unconventional Driller (5,90%) (5,13%) (7,14%) (7,17%) (8,13%) (10,17%) (114,24%) (25,25%) (39,40%) Broad exposure to U.S. unconventional basins Well positioned and able to quickly respond to changes in basin demand Leading market share in the 3 most active U.S. basins Market share evidence of strong customer demand for H&P FlexRigs     * Source: RigData and Company Filings 8 © HELMERICH & PAYNE, INC. 2019 19-9378-1C1.1P11 8 75 7 5 25 11410 39 Resource Play (# Rigs, Market Share)

Strong Returns and Market Share Growth H&P has a higher quality of earnings with a greater number of super-spec rigs that are in demand Unmatched competitive edge – super-spec and upgradeable rig fleet ready to meet 2014 peak levels Erosion of peak earnings power from peer group is pronounced Capital stewardship evident over time with H&P making better investments in its fleet and returning cash to shareholders     Percentage of U.S. land rig fleet** written off since 2014: • PTEN ~ 58% NBR~ 33% PDS~ 15% HP ~ 10% H&P has returned 1.6x the amount of capital to shareholders than the next 3 largest competitors combined from 2014 to today • * Values for PTEN include rigs acquired from Seventy Seven Energy (SVNT) ** Relates to legacy mechanical and SCR rigs - Source: Company Filings 9 © HELMERICH & PAYNE, INC. 2019 19-9378-1C1.1P12

Super-Spec and Upgradable Utilization Industry Super-Spec Utilization Super-Spec Specifications AC drive  1,500 hp drawworks  750,000 lb hookload rating  7,500 psi mud circulating system  Multiple-well pad capable  Additional capabilities, including third mud pumps, 25,000’ setback, increased mud volume, etc. may also be included to meet customer requirements  * AC drive FlexRigs with 1,500 hp drawworks and 750,000lb hookload ratings that do not already have 7,500 psi mud circulating systems and multiple-well pad drilling systems (herein referred to as “Super-Spec Upgradable”) can be upgraded to include these two capabilities. Source: The above estimates corresponding to “Super-Spec” rig count are derived from multiple sources including RigData 10 © HELMERICH & PAYNE, INC. 2019 19-9378-1C1.1P13

Super-SpecUpgrade Program H&P’s Super-Spec Upgrades Upgrades generate high returns H&P investing capital to grow the fleet size of its super-spec rigs faster and larger than competitors Over 40% super-spec market share with 230 super-spec rigs Most upgradeable rigs available at low-cost Cost of upgrades: ~$2-$3 million skidding: ~$8 million walking Active super-spec fleet generates substantial amount out of free cash flow ($5,000 - $7,000 per day per rig)       Cash generated available for long-standing dividend and other capital allocation • Note: Free cash flow per rig per day calculated as: Revenue – Opex – SG&A – R&D – interest – cash taxes – maintenance capex Source: RigData and Company Filings 11 © HELMERICH & PAYNE, INC. 2019 19-9378-1C1.1P14

Family of Solutions™ FlexAppTM Services FlexApps: Commercialization of FlexTorque™ hardware and software offers less drilling vibration, lowers cost and yields more wells for higher reserves and production. FlexConnect™ software optimizes slip-to-slip connection time, reduces flat time and improves well control. FlexOscillator 2.0™ rig control software automates drill string rotation, reduces drag and decreases costly incidents of stuck pipe. FlexB2D™ improves efficiency and connection times while also maximizing bit/BHA life. FlexDrill 1.0™ maximizes ROP while drilling to automate the e-driller to achieve the ideal mechanical specific energy (MSE) at the bit. FlexGuide™ combines key performance metrics in one service that reduces risk, lowers total costs of operations and accelerates the well program.       FlexServices™: Trucking Surface equipment Casing running tool services Pipe rental  Customers can choose any, combination of, or all of these new software applications that layer on top of our FlexRig digital control systems.    12 © HELMERICH & PAYNE, INC. 2019 19-9378-1C1.1P15

OpportunisticInternational Growth Important line of business for H&P  7% of company’s total active rig count Adds diversification, long-term contracting and growth opportunities, especially with unconventional shale growth • • International business has historically had a different value proposition/contracting environment compared to U.S.  Activity tends to lag U.S. market Maintain financial discipline in order to provide highest level of value to H&P shareholders Expect long-term contracts with dayrates commensurate with costs/risks • • • South America and Middle East  South American opportunities include Argentina and Colombia with Argentina having the most near-term possibilities H&P has approximately 20%* of the active rigs in Argentina LOI to deploy first super-spec FlexRig from U.S. to Argentina in Q3FY19 LOI for additional FlexRig opportunity in Bahrain • • • • Unconventional Drilling Expansion  H&P is well positioned to take its unconventional drilling industry leadership and technology internationally • * Source: TPH, Raymond James, Spears & Associates, Baker Hughes Rig Data, Company Data 13 © HELMERICH & PAYNE, INC. 2019 19-9378-1C1.1P16

EstablishedOffshore Business Legacy business for H&P • Drilling offshore since 1968 • Assets consist of platform drilling rigs • Today requires relatively little capex • Yields free cash flow supporting other segments Long operational track record Niche business line in the Gulf of Mexico with few competitors Maintain utilization and cash flows     14 © HELMERICH & PAYNE, INC. 2019 19-9378-1C1.1P17

Wellbore Quality & Accuracy Extracting Higher Value from Shale Assets Motive and MagVAR acquisitions create a powerful platform and compelling value opportunity for E&P companies  Offers flexibility for E&Ps to select best technology regardless of drilling contractor Brings new level of accuracy to directional drilling Priced separately from rig dayrate    15 19-9378-1C1.1P18 Motive and MagVAR remain available to all E&P operators and directional drilling service providers regardless of which drilling rig contractor is used H&P Technologies segment created to manage, promote and commercialize new offerings as well as to develop next innovations in Value Driven AutomationTM Motive software enables drilling of higher quality wellbores with a scalable, repeatable, data driven platform approach MagVAR software increases surveying accuracy by 50-60%, increases horizontal well economics while reducing risk

Traditional Directional Drilling Challenges Without Motive Motive Results  Well Design Difficult to Achieve  Improved Accuracy • • Poor drilling accuracy Missed targets/pay zones • • Well Drilled to Plan More time in pay zone Planned Trajectory Actual Result MOTIVE Result  Inconsistent Practices  Consistent Practices • • • • Increased tortuosity Poor hole quality Low rate of penetration Completion issues     Decreased tortuosity Better hole quality Less drilling time Smoother completion  Human Made Drilling Decisions  Eliminates Human Error • Directional driller errors  Converting Art to Science  Elevated Lifting Costs  Decreased Lifting Costs • Lower returns  Improved returns  Downhole Tool Failures  Fewer Tool Failures 16 19-9378-1C1.1P19

MOTIVE Bit Guidance System  Motive has commercially drilled over 12 million feet on over 800 wells across all of the major U.S. shale plays and Canada  Motive has been issued 19 U.S. Patents  Today Motive operates on both H&P FlexRigs and competitor rigs  The Bit Guidance System converts directional drilling Art to Science 17 19-9378-1C1.1P20

MagVAR Survey Correction Unconventional Drilling – Why Surveying Accuracy Matters The path can be as important as the MagVAR high accuracy modeling of the Earth’s crustal destination…The industry is leaving behind! hydrocarbons  magnetic field significantly improves MWD accuracy Reduces the cost and risks associated with positional  uncertainty, which include: Reduced oil recovery Well interference Frac hits Poor geological models     Real-time center serving active horizontal rigs in North America Utilized by almost 60 E&P companies Rig count using MagVAR survey correction has increased by    over 50% in the past year Corrected almost 8,500 wells  MagVAR has developed a complete well placement solution that enables highly accurate wellbore placement 18 19-9378-1C1.1P21

Optimized Wellbore Placement Why is Wellbore Placement Critical?  Reservoir: Directly impacts well performance by increasing reservoir volume; optimal drainage, more frac wings Completions: improving hydraulic communication Geology:better mapping improves prospectivity Regulatory: greater confidence wells are within boundaries Drilling:reduced collision risk for future in-fill drilling stimulate      Improved performance (enhanced returns):     Reserve adds Recovery factor Production Lower F&D/boe Without MagVAR Survey Error Leads to Inaccuracy With MagVAR Optimal Spacing Frac Collisions Stranded Hydrocarbon Pay zone illustration courtesy of Pioneer Natural Resources F&D/boe = finding and development cost per barrel of oil equivalent 19 19-9378-1C1.1P22

Path Towards Automation Using the autonomous car analogy, H&P with its new AutoSlide functionality is entering level 4 out of the 5 levels, where there is still a driver but he is not required to touch the steering wheel except in rare occasions. Motive AutoSlideSM Source: Company 20 19-9378-1C1.1P23

AutoSlide The Next Evolutionary Step in Drilling Automation Standardizes highest quality well paths by providing automated and optimized slide execution with no human dependency Searches for optimal parameters in real-time to increase ROP and accuracy Adapts to different downhole formations and tools dynamically Uses machine learning and automation to interface with FlexRig control systems to perform slide drilling automatically via computer control (vs. traditional human control) Follows instructions provided by Motive’s Bit Guidance System      Coupling the acquisitions of Motive and MagVAR with H&P’s FlexRig digital platform and R&D effort leads to a transformative drilling process for our Customers.Our new AutoSlide technology is yet another step forward in our Value Driven Automation strategy. 21 19-9378-1C1.1P24

H&PFlexRigAutoSlide Currently outperforming very experienced directional drillers  Less overall time to drill the curve Improved tool face precision   While the Motive Bit Guidance System can be used on all rigs, AutoSlide is only available with FlexRigs today AutoSlide has been running on H&P FlexRigs in the Midland Basin over the past year; recent deployment in the Eagle Ford Shale – next to the Scoop/Stack One button sliding functionality: User will simply press a button and the automation system will take over and control the top drive    Parameters simultaneously controlled; WOB, DIFF, ROP, Spindle  AutoSlide now commercial; replaces directional drillers that costs E&Ps ~$2,000/day and provides more consistency and better quality wellbores WOB = Weight on Bit DIFF = Differential pressure which is the pressure drop that can be equated to work being done to turn the drill bit ROP = Rate of Penetration Spindle = Rotating shaft on the top drive that rotates the drill string  22 19-9378-1C1.1P25

Strong Financial Foundation & Returns Total-Debt-to-Total-Capitalization Ratio1 Dividends Paid (Fiscal 2008 – Current)  Solid balance sheet stewardship with lowest debt load among peers  Free cash flow available to both invest and return to shareholders Source: Company Filings. Total-Debt-to-Total Capitalization as of March 31, 2019. 1. Total Capitalization is defined as Total Debt plus Shareholders' Equity. 2. Ratings by Standard & Poor’s and Moody’s, respectively. 23 © HELMERICH & PAYNE, INC. 2019 19-9378-1C1.1P26

StrongTermBacklog Term Contract Status – H&P Global Fleet U.S. Land Term Contract Revenues Source: Company Filings 24 © HELMERICH & PAYNE, INC. 2019 19-9378-1C1.1P27

Why H&P in Current Market Conditions? U.S. Land industry leader with dominant position poised for future gains Important to be adaptable in volatile markets Rig release notifications from the beginning of the year have moderated supporting the activity outlook Expect H&P rig count to trough in the fiscal 3rd quarter Investments in leading technological software-based solutions provide value to customers Motive – wellbore quality MagVAR – wellbore placement/accuracy AutoSlide – drilling automation  Stock performance supported by operational excellence, financial strength and technological innovations Fiscal discipline leads to superior returns, strong balance sheet and ability to return cash to shareholders H&P responded to market volatility and reduced budgeted capex by more than 20% Commitment to dividend with a superior yield relative to peers and the S&P 500 average 25 © HELMERICH & PAYNE, INC. 2019 19-9378-1C1.1P28

Helmerich &Payne,Inc. Thank you for your interest in H&P. Our stock is traded on the NYSE, ticker symbol - HP For more information please visit our website at www.hpinc.com or contact: Dave Wilson, CFA, CPA Director of Investor Relations 918-588-5190, investor.relations@hpinc.com 19-9378-1C1.1P29